Exhibit 10.22


                                CREDIT AGREEMENT
                                  Pennsylvania

March 1, 2005

     Borrower: MXL INDUSTRIES, INC., a Delaware corporation, having its chief executive office at 1764 Rohrerstown Road, Lancaster, PA 17601

     Bank:   MANUFACTURERS  AND  TRADERS  TRUST  COMPANY,  a  New  York  banking corporation with its chief executive office at One M&T Plaza, Buffalo, NY 14240.
Attention: Office of General Counsel.

The Bank and the Borrower agree, intending to be legally bound, as follows:

1.   DEFINITIONS.

     a. "Obligations" means any and all indebtedness or other obligations of the Borrower to the Bank in any capacity, now existing, however created or evidenced, regardless of kind, class or form, whether direct, indirect, absolute or contingent (including obligations pursuant to any guaranty, endorsement, other assurance of payment or otherwise of Borrower to Bank), whether joint or several, whether from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, together with all extensions, renewals and replacements thereof, and all interest, fees, charges, costs or reasonable expenses which accrue on or in connection with the foregoing, including any indebtedness or obligations (i) not yet outstanding but contracted for, or with regard to which any other commitment by the Bank exists; (ii) arising prior to, during or after any pendency of any bankruptcy, insolvency, receivership or other similar proceeding; (iii) owed by the Borrower to others and which the Bank obtained, by assignment or otherwise; and (iv) payable under this Agreement.

     b. "Transaction Documents" means this Agreement and all documents, instruments or other agreements by the Borrower in favor of the Bank in connection (directly or indirectly) with the Obligations, now in existence, including promissory notes, security agreements, guaranties and letter of credit reimbursement agreements.

2. REPRESENTATIONS AND WARRANTIES. The Borrower makes the following representations and warranties and any "Additional Representations and Warranties" on the schedule attached hereto and made part hereof (the "Schedule"), all of which shall be deemed to be continuing representations and warranties as long as this Agreement is in effect:

     a. Good Standing; Authority. The Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed. The Borrower is duly authorized to do business in each jurisdiction in which failure to be so qualified might have a material adverse effect on its business or assets and has the power and authority to own the Collateral used as security for the Obligations and to use it in the ordinary course of business now and in the future.

     b. Compliance. The Borrower is not in violation of any material statute, regulation and other law, the violation of which could materially adversely affect the business of Borrower. There is no charter or bylaw provision of Borrower which would be contravened by the execution and delivery of this Agreement. The Borrower has notified and will notify verbally or in writing if it is not in compliance with each material agreement to which it is a party or by which it or any of its assets is bound and a default of which could have a materially adverse affect on Borrower's ability for repaying the Loan.

     c. Legality. Neither the execution, delivery and performance by the Borrower of this Agreement and all related documents, including the Transaction Documents, will conflict with or violate Borrowers organizational or governing documents or any material applicable laws or, constitute a default under any material agreement binding on the Borrower or any Subsidiary except for any conflict which could not have a materially adverse effect on Borrower. This Agreement and the Transaction Documents have been duly authorized by Borrower.

     d. Fiscal Year. The fiscal year of the Borrower is the calendar year ending December 31st.

     e. Title to Assets. The Borrower and each Subsidiary has good and marketable title to the collateral for this Loan (which is only the accounts receivable, inventory and a certain parcel of real estate located in Lancaster, Pennsylvania), except as set forth on the Schedule titled "Permitted Liens" or pursuant to the Bank's prior written consent.

     f. Judgments and Litigation. Except as otherwise disclosed, there is no pending or to the knowledge of Borrower threatened investigation, action or other legal proceeding or judgment, order or award of any court, agency or other governmental authority or arbitrator (any, an "Action") which if determined adversely to Borrower would have a material adverse effect upon the Borrower or any Subsidiary or threaten the validity of the Credit, any Transaction Document or any related document or action.

     g. Full Disclosure. Neither this Agreement nor any certificate, financial statement or other writing provided to the Bank by or on behalf of the Borrower or any Subsidiary contains any statement of material fact that is incorrect or misleading in any material respect or omits to state any material fact necessary to make any such statement not incorrect or misleading. There is no fact known to Borrower which Borrower has not disclosed to the Bank any material fact that might have a material adverse effect on the Borrower or any Subsidiary.

3. AFFIRMATIVE COVENANTS. So long as this Agreement is in effect, the Borrower will comply with any "Additional Affirmative Covenant" contained in the Schedule and shall:

     a. Financial Statements and Other Information. Promptly deliver to the Bank financial reports as provided in an Addendum to Line of Credit Note dated even date herewith.

     b. Accounting; Tax Returns and Payment of Claims. The Borrower and each Subsidiary will maintain a system of accounting and reserves in accordance with generally accepted accounting principles, has filed and will file each tax return required of it and, except as disclosed in the Schedule, has paid and will pay when due each tax, assessment, fee, charge, fine and penalty imposed by any taxing authority upon it or any of its assets, income or franchises, unless and to the extent such taxes shall be contested in good faith, provided Borrower maintains a reserve therefore in accordance with GAAP, as well as all amounts owed to mechanics, materialmen, landlords, suppliers and the like in the normal course of business.

     c. Inspections. After one day advance notice and during normal business hours, the Borrower will permit, and cause its Subsidiaries to permit, the Bank's officers, attorneys or other agents, to inspect its and its Subsidiary's premises, examine and copy its records and discuss its and its Subsidiary's business, operations and financial or other condition with its and its Subsidiary's responsible officers and independent accountants.



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     d.  Operating Accounts. Maintain, and cause its Subsidiaries to maintain, such bank accounts with the Bank to make Bank its primary banking facility.

     e. Changes in Management and Control. If the Borrower is not an individual, immediately upon any change in the identity of the Borrower's chief executive officers or in its beneficial ownership, the Borrower will provide to the Bank a certificate executed by its senior individual authorized to transact business on behalf of the Borrower, specifying such change.

     f. Notice of Defaults and Material Adverse Changes. Immediately upon (i) any Event of Default, (ii) any event or condition that is reasonably calculated to have a material adverse effect upon the Borrower or any Subsidiary or (iii) any Action, the Borrower will provide to the Bank verbal or written notification specifying the date(s) and nature of the event or the Action and what action the Borrower or its Subsidiary has taken or proposes to take with respect to it.

     g. Insurance. Maintain its, and cause its Subsidiaries to maintain, property in good repair and will on request provide the Bank with evidence of insurance coverage satisfactory to the Bank, including fire and hazard, liability, workers' compensation and business interruption insurance and flood hazard insurance as required.

     h. Further Assurances. Promptly upon the request of the Bank, the Borrower will execute, and cause its Subsidiaries to execute, and deliver each writing and take each other action that the Bank deems necessary or desirable in connection with any transaction contemplated by this Agreement.

     i. Unused Commitment Fee. At the end of each calendar quarter during which the Bank's commitment for the Line of Credit remains outstanding commencing with the calendar quarter ending March 31, 2005, Borrower shall pay a fee to Bank equal, on an annualized basis, to .25% of the average daily unused commitment balance of the Line of Credit for such quarter. The fee shall be determined for each quarter by taking .25% of the average daily unused commitment balance for such quarter and multiplying that amount by a fraction, the numerator which shall be the number of days in such quarter and the denominator of which shall be the number of days in that calendar year. The unused commitment balance shall be determined by subtracting from $1,000,000.00 the principal balance of all funds advanced and outstanding under the Line of Credit. The unused commitment fee shall be due within ten (10) days after it is billed to Borrower by Bank.

4. NEGATIVE COVENANTS. As long as this Agreement is in effect, the Borrower shall not violate, and shall not suffer or permit any of its Subsidiaries to violate, any of the following covenants and any "Additional Negative Covenant" on the Schedule. The Borrower shall not:

     a. Indebtedness. Permit any indebtedness over $100,000 without providing notice to the Bank(including direct and contingent liabilities) or not described on the Schedule titled "Permitted Indebtedness" except for trade indebtedness or current liabilities for salary and wages incurred in the ordinary course of business and not substantially overdue.

     b. Guaranties. Become a guarantor, a surety, or otherwise liable for the debts or other obligations of another, whether by guaranty or suretyship agreement, agreement to purchase indebtedness, agreement for furnishing funds through the purchase of goods, supplies or services


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

         (or by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging indebtedness, or otherwise, except as an endorser of instruments for the payment of money deposited to its bank account for collection in the ordinary course of business and except as may be specified in the Schedule titled "Permitted Guaranties".

     c. Liens. Permit any of its assets used as collateral for this Loan to be subject to any security interest, mortgage or other lien or encumbrance, except as set forth on the Schedule titled "Permitted Liens" and except for liens for property taxes not yet due; pledges and deposits to secure obligations or performance for workers' compensation, bids, tenders, contracts other than notes, appeal bonds or public or statutory obligations; and materialmen's, mechanics', carriers' and similar liens arising in the normal course of business.

     d. Investments. Make any investment with proceeds from this Loan other than in FDIC insured deposits or United States Treasury obligations of less than one year, or in money market or mutual funds administering such investments, except as set forth on the Schedule titled "Permitted Investments".

     e. Loans. Make any loan, advance or other extension of credit except as disclosed on the Schedule titled "Permitted Loans", except for endorsements of negotiable instruments deposited to the Borrower's deposit account for collection, trade credit in the normal course of business and intercompany loans approved in writing by the Bank.

     f. Distributions. If the Borrower is not an individual, declare or pay any distribution, except for (i) dividends payable solely in stock, (ii) cash dividends paid to the Borrower by its Subsidiary and (iii) distributions provided on the Schedule entitled Permitted Distributions.

     g. Changes In Form. Transfer or dispose of substantially all of its assets.

5.   DEFAULT.

     a. Events of Default. Any of the following events or conditions shall constitute an "Event of Default": (i) failure by the Borrower to pay when due (whether at the stated maturity, by acceleration, or otherwise) the Obligations, or any part thereof, or there occurs any event or condition which after notice, lapse of time or after both notice and lapse of time will permit acceleration of any Obligation;
         (ii) default by the Borrower in the performance of any obligation, term or condition of this Agreement, the other Transaction Documents or any other agreement with the Bank or any of its affiliates or subsidiaries (collectively, "Affiliates"); (iii) the Borrower is dissolved, becomes insolvent, generally fails to pay or admits in writing its inability generally to pay its debts as they become due; (iv) the Borrower makes a general assignment, arrangement or composition agreement with or for the benefit of its creditors or makes, or sends notice of any intended, bulk sale; the sale, assignment, transfer or delivery of all or substantially all of the assets of the Borrower to a third party; or the cessation by the Borrower as a going business concern; (v) the Borrower files a petition in bankruptcy or institutes any action under federal or state law for the relief of debtors or seeks or consents to the appointment of an administrator, receiver, custodian or similar official for the wind up of its business (or has such a petition or action filed against it and such petition action or appointment is not


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

         dismissed or stayed within forty-five (45) days); (vi) the reorganization, merger, consolidation or dissolution of the Borrower (or the making of any agreement therefor); (vii) the entry of any judgment or order of any court, other governmental authority or arbitrator against the Borrower which would have a material adverse affect on the Borrower; (viii) falsity, omission or inaccuracy of material facts submitted to the Bank or any Affiliate (whether in a financial statement or otherwise) in any material respect; (ix) a material adverse change in the Borrower, its business, assets, operations, affairs or condition (financial or otherwise) from the status shown on any financial statement or other document submitted to the Bank or any Affiliate, and which change the Bank determines will have a material adverse affect on (a) the Borrower, its business, assets, operations or condition (financial or otherwise), or (b) the ability of the Borrower to pay or perform the Obligations; (x) any pension plan of the Borrower fails to comply with applicable law or has vested unfunded liabilities that, in the opinion of the Bank, might have a material adverse effect on the Borrower's ability to repay its debts; (xi) any indication or evidence received by the Bank that the Borrower may have directly or indirectly been engaged in any type of activity which, in the Bank's discretion, might result in the forfeiture or any property of the Borrower to any governmental authority; (xii) the occurrence of any event described in Section 5(a)(i) through and including 5(a)(xi) with respect to any Subsidiary or to any endorser, guarantor or any other party liable for, or whose assets or any interest therein secures, payment of any of the Obligations; or (xiii) the Bank in good faith deems itself insecure with respect to payment or performance of the Obligations.

     b. Rights and Remedies Upon Default. Upon the occurrence of any Event of Default, the Bank without presentment, protest, advertisement (except any notice required by law) to or upon the Borrower, any Subsidiary or any other person (all and each of which presentments, protests, and advertisements are hereby waived), may exercise all rights and remedies under the Borrower's or its Subsidiaries' agreements with the Bank or its Affiliates, applicable law, in equity or otherwise and may declare all or any part of any Obligations to be immediately due and payable without demand or notice of any kind and terminate any obligation it may have to grant any additional loan, credit or other financial accommodation to the Borrower or any Subsidiary. All or any part of any Obligations whether or not payable on demand, shall be immediately due and payable automatically upon the occurrence of an Event of Default in
         Section 5(a)(vi) above. The provisions hereof are not intended in any way to affect any rights of the Bank with respect to any Obligations which may now or hereafter be payable on demand.

6. EXPENSES. The Borrower shall pay to the Bank on demand all reasonable costs and expenses (including all reasonable fees and disbursements of counsel retained for advice, suit, appeal or other proceedings or purpose and of any experts or agents it may retain), which the Bank may incur in connection with (i) the administration of the Obligations, including any administrative fees the Bank may impose for the preparation of discharges, releases or assignments to third-parties; (ii) the enforcement and collection of any Obligations or any guaranty thereof; (iii) the exercise, performance, enforcement or protection of any of the rights of the Bank hereunder; or (iv) the failure of the Borrower or any Subsidiary to perform or observe any provisions hereof. After such demand for payment of any cost, expense or fee under this Section or elsewhere under this Agreement, the Borrower shall pay interest at the highest default rate specified in any instrument evidencing any of the Obligations from the date payment is demanded by the Bank to the date reimbursed by the Borrower. All such costs, expenses or fees under this Agreement shall be added to the Obligations.

7. TERMINATION. This Agreement shall remain in full force and effect until (i) all Obligations outstanding, or contracted or committed for (whether or not


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

     outstanding), shall be finally and irrevocably paid in full and (ii) all Transaction Documents have been terminated by the Bank.

8. RIGHT OF SETOFF. If an Event of Default occurs, the Bank shall have the right to set off against the amounts owing under this Agreement and the other Transaction Documents any property held in a deposit or other account or otherwise with the Bank or its Affiliates or otherwise owing by the Bank or its Affiliates in any capacity to the Borrower, its Subsidiary or any guarantor of, or endorser of any of the Transaction Documents evidencing, the Obligations. Such setoff shall be deemed to have been exercised immediately at the time the Bank or such Affiliate elect to do so.

9.   MISCELLANEOUS.

     a. Notices. Any notice or demand hereunder or required under applicable law shall be duly given if delivered or mailed to the Borrower (at its address on the Bank's records) or to the Bank (at the address on page one and separately to the officer of the Bank responsible for the Borrower's relationship with the Bank). Such notice or demand shall be deemed effective if delivered, upon personal delivery or if mailed, three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight delivery service. Notice by e-mail is not valid notice under this or any other agreement between the Borrower and the Bank.

     b. Generally Accepted Accounting Principles. Any financial calculation to be made, all financial statements and other financial information to be provided, and all books and records, system of accounting and reserves to be kept in connection with the provisions of this Agreement, shall be in accordance with generally accepted accounting principles consistently applied during each interval and from interval to interval; provided, however, that in the event changes in generally accepted accounting principles shall be mandated by the Financial Accounting Standards Board or any similar accounting body of comparable standing, or should be recommended by Borrower's certified public accountants, to the extent such changes would affect any financial calculations to be made in connection herewith, such changes shall be implemented in making such calculations only from and after such date as Borrower and the Bank shall have amended this Agreement to the extent necessary to reflect such changes in the financial and other covenants to which such calculations relate.

     c. Indemnification. If after receipt of any payment of all, or any part of, the Obligations, the Bank is, for any reason, compelled to surrender such payment to any person or entity because such payment is determined to be void or voidable as a preference, an impermissible setoff, or a diversion of trust funds, or for any other reason, the Transaction Documents shall continue in full force and the Borrower shall be liable, and shall indemnify and hold the Bank harmless for, the amount of such payment surrendered, except with respect to the negligence or intentional misconduct of bank. The provisions of this Section shall be and remain effective notwithstanding any contrary action which may have been taken by the Bank in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Bank's rights under the Transaction Documents and shall be deemed to have been conditioned upon such payment having become final and irrevocable. The provisions of this Section shall survive the termination of this Agreement and the Transaction Documents.

     d. Further Assurances. From time to time, the Borrower shall take, and cause its Subsidiaries to take, such action and execute and deliver to the Bank such additional documents, instruments, certificates, and agreements as the Bank may reasonably request to effectuate the purposes of the Transaction Documents.

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

     e. Cumulative Nature and Non-Exclusive Exercise of Rights and Remedies. All rights and remedies of the Bank pursuant to this Agreement and the Transaction Documents shall be cumulative, and no such right or remedy shall be exclusive of any other such right or remedy. In the event of any unreconcilable inconsistencies, this Agreement shall control. No single or partial exercise by the Bank of any right or remedy pursuant to this Agreement or otherwise shall preclude any other or further exercise thereof, or any exercise of any other such right or remedy, by the Bank.

     f. Governing Law; Jurisdiction. This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the Commonwealth of Pennsylvania. Unless provided otherwise under federal law, this Agreement will be interpreted in accordance with laws of the Commonwealth of Pennsylvania, excluding its conflict of laws rules. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE COMMONWEALTH OF PENNSYLVANIA IN A COUNTY OR JUDICIAL DISTRICT WHERE THE BANK MAINTAINS A BRANCH, AND CONSENTS THAT THE BANK MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT BORROWER'S ADDRESS AS SET FORTH IN THE ABOVE SECTION ENTITLED "NOTICES"; PROVIDED THAT NOTHING CONTAINED IN THIS AGREEMENT WILL PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST BORROWER INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF BORROWER WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and Borrower, and Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

     g. Joint and Several; Successors and Assigns. If there is more than one Borrower, each of them shall be jointly and severally liable for all amounts, which become due, and the performance of all obligations under this Agreement, and the term "the Borrower" shall include each as well as all of them. This Agreement shall be binding upon the Borrower and upon its heirs and legal representatives, its successors and assignees, and shall inure to the benefit of, and be enforceable by, the Bank, its successors and assignees and each direct or indirect assignee or other transferee of any of the Obligations; provided, however, that this Agreement may not be assigned by the Borrower without the prior written consent of the Bank.

     h. Waivers; Changes in Writing. No failure or delay of the Bank in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The Borrower expressly disclaims any reliance on any course of dealing or usage of trade or oral representation of the Bank (including representations to make loans to the Borrower) and agrees that none of the foregoing shall operate as a waiver of any right or remedy of the Bank. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless made specifically in writing by the Bank and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No modification to any provision of this Agreement shall be effective unless made in writing in an agreement signed by the Borrower and the Bank.

     i. Interpretation. Unless the context otherwise clearly requires, references to plural includes the singular and references to the singular include the plural; references to "individual" shall mean a natural person and shall include a natural person doing business under


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         an assumed name (e.g., a "DBA"); the word "or" has the inclusive meaning represented by the phrase "and/or"; the word "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; and captions or section headings are solely for convenience and not part of the substance of this Agreement. Any representation, warranty, covenant or agreement herein shall survive execution and delivery of this Agreement and shall be deemed continuous. Each provision of this Agreement shall be interpreted as consistent with existing law and shall be deemed amended to the extent necessary to comply with any conflicting law. If any provision nevertheless is held invalid, the other provisions shall remain in effect. The Borrower agrees that in any legal proceeding, a photocopy of this Agreement kept in the Bank's course of business may be admitted into evidence as an original.

     j. Waiver of Jury Trial. THE BORROWER AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY THE BORROWER AND THE BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTIONS RELATED HERETO. THE BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. THE BORROWER ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

Acknowledgment. Borrower acknowledges that it has read and understands all the provisions of this Agreement, including the Governing Law, Jurisdiction and Waiver of Jury Trial, and has been advised by counsel as necessary or appropriate.


                                  MANUFACTURERS AND TRADERS TRUST COMPANY

                                  By: __________________________________________

                                  Name: ________________________________________

                                  Title: _______________________________________


                                  MXL INDUSTRIES, INC.


                                  By: __________________________________________

                                  Name:  _______________________________________

                                  Title:  ______________________________________


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




                                 ACKNOWLEDGMENT


COMMONWEALTH OF PENNSYLVANIA        )
                                    )SS:
COUNTY OF LANCASTER                 )


         On the day of , 2005, before me, the undersigned officer, personally appeared , who acknowledged himself/herself to be the Vice President of MANUFACTURERS AND TRADERS TRUST COMPANY, and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said corporation by himself/herself as such officer.




                                                 Notary Public







                                 ACKNOWLEDGMENT


COMMONWEALTH OF PENNSYLVANIA   )
                               )SS:
COUNTY OF LANCASTER            )


     On this day of 2005, before me, the undersigned officer, personally appeared , who acknowledged himself to be the of MXL INDUSTRIES, INC., and that as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                                              Notary Public










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










                                  BANK USE ONLY

Authorization Confirmed:______________________________________________________

                                    SCHEDULE


                                    SCHEDULE


Additional Representations and Warranties (ss.2)



Additional Affirmative Covenants (ss.3)



Permitted Indebtedness (ss.4(a))



Permitted Guaranties (ss.4(b))



Permitted Liens (ss.4(c))



Permitted Investments (ss.4(d))

The following investments are permitted and excluded from this agreement:

o Investment in the Pawling property in NY o Investment in Valera Pharmaceutical stock o Investment in Millennium Cell stock
o Proceeds from the litigation and arbitration claim against MCI Communications Corporation and Electronic Data Systems Corporation

Permitted Loans (ss.4(e))



Permitted Distributions (ss.4(f))

The following distributions are permitted under this agreement:

o Proceeds from the investment in the Pawling property in NY o Proceeds from the investment in Valera Pharmaceutical stock o Proceeds from the investment in Millennium Cell stock
o Proceeds from the litigation and arbitration claim against MCI Communications Corporation and Electronic Data Systems Corporation
o    Proceeds from the sale of the property in Downer's Grove Illinois

Additional Financial Covenants (ss.5)